Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed combined financial statements of HWH International Inc. present the combination of the historical financial information of HWH International Inc. (“we” or the “Company”) and the adjustments to give effect for the sale of shares of Alset F&B One Pte. Ltd. (“Alset F&B One”) (“the Sale”). The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of June 30, 2025, combines the historical balance sheet of HWH International Inc. as of June 30, 2025 and the adjustments for the sale of Alset F&B One as of June 30, 2025, on a pro forma basis as if the sale, summarized below, had been closed on June 30, 2025.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 combines the historical statements of operations of HWH International Inc. for the year ended December 31, 2024 and the adjustments for the sale of Alset F&B One during the year ended December 31, 2024 on a pro forma basis as if the sale had been completed on January 1, 2024, the beginning of the earliest period presented.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2025 combines the historical statements of operations of HWH International Inc. for the six months ended June 30, 2025 and the adjustments for the sale of Alset F&B One during the six months ended June 30, 2025 on a pro forma basis as if the sale had been completed on January 1, 2025, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the Company’s financial condition or results of operations would have been had the Sale occurred on the dates indicated.

Further, the unaudited pro forma condensed consolidated financial information also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited transaction accounting adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. The Company believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Sale based on information available to management at this time and that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial information.

Description of transaction

On September 10, 2025, a subsidiary of HWH International Inc. entered into a sale and purchase agreement (the “Sale and Purchase Agreement”) with Alset International Limited, pursuant to which a subsidiary of the Company agreed to sell 70% of the outstanding equity of its subsidiary, Alset F&B One Pte. Ltd. to Alset International Limited in exchange for S$218,941.26 Singapore Dollars (equal to approximately $170,754 U.S. Dollars). A subsidiary of HWH International Inc. will continue to own 20% of Alset F&B One.

The sale of Alset F&B One was completed on September 10, 2025.

Pro Forma Information

HWH International Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2025

	HWH	Adjustments
	International Inc.	For Sale of
	(Historical)	Alset F&B One	Pro Forma
Assets:
Current Assets:
Cash	$3,729,873	$(302,270)	$3,427,603
Account Receivables, Net	22,948	(4,218)	18,730
Inventory	6,369	(3,848)	2,521
Other Receivables, Net	661,283	-	661,283
Due from Related Parties, Net	4,481,802	-	4,481,802
Deposit	21,336	-	21,336
Convertible Loan Receivables at Fair Value - Related Party	149,721	-	149,721
Investment in Securities	100,476	-	100,476
Deferred Tax Assets	3,305	(3,305)	-
Prepaid Expenses	487	-	487
Total Current Assets	9,177,600	(313,641)	8,863,959
			-
Non-Current Assets:
Property and Equipment, Net	31,876	(1,333)	30,543
Deposits	131,346	(21,331)	110,015
Investment at Cost	1,608	-	1,608
Convertible Loan Receivables at Fair Value - Related Party	934,392	-	934,392
Investment Security - Related Party	748	-	748
Equity Method Investment – Related Party	-	48,662	48,662
Operating Lease Right-Of-Use Assets, Net	325,130	(168,160)	156,970
Total Non-Current Assets	1,425,100	(142,162)	1,282,938

Total Assets	$10,602,700	$(455,803)	$10,146,897

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses	$443,906	(24,186)	$419,720
Due to Related Parties, Net	5,513,318	(39,092)	5,474,226
Operating Lease Liabilities	197,235	(171,987)	25,248
Financial Liability	710	-	710
Notes Payable	975,991	-	975,991
Deferred Revenue	15,631	-	15,631
Total Current Liabilities	7,146,791	(235,265)	6,911,526

Non-Current Liabilities:
Operating Lease Liabilities	135,386	-	135,386
Total Non-Current Liabilities	135,386	-	135,386

Total Liabilities	7,282,177	(235,265)	7,046,912

Commitments and Contingencies

Stockholders’ Equity:
Preferred Stock, $0.0001 par value; 1,000,000 shares authorized, none issued and outstanding	-	-	-
Common Stock, $0.0001 par value; 55,000,000 shares authorized; 6,476,400 shares issued and outstanding on June 30, 2025*	647	-	647
Additional Paid in Capital	10,749,308	(61,414)	10,687,894
Accumulated Other Comprehensive Income (Loss)	(811,200)		(811,200)
Accumulated Deficit	(6,711,621)	(144,464)	(6,856,085)
Total HWH International Inc. Stockholders’ Equity	3,227,134	(205,878)	3,021,256
Non-controlling Interests	93,389	(14,660)	78,729
Total Stockholders’ Equity	3,320,523	(220,538)	3,099,985
			-
Total Liabilities and Stockholders’ Equity	$10,602,700	$(455,803)	$10,146,897

*The numbers of weighted average outstanding common stock - basic and diluted were adjusted retrospectively to reflect the 5-for-1 reverse stock split on February 24, 2025

HWH International Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined

Statements of Operations and Other Comprehensive Income

For the Year Ended December 31, 2024

		Pro Forma
	HWH	Adjustments
	International Inc.	For Sale of
	(Historical)	Alset F&B One	Pro Forma

Revenue	1,253,577	(470,191)	783,386

Cost of Revenue	(651,721)	116,456	(535,265)

Gross Profit	601,856	(353,735)	248,121

Operating Expenses:
General and Administrative Expenses	(2,646,627)	288,527	(2,358,100)
Impairment of Convertible Note Receivable – Related Party, and Equity Method Investment - Related Party	(42,328)	-	(42,328)
Impairment Loss on Goodwill	(323,864)	-	(323,864)
Impairment of Investment in Joint Venture	(14,205)	-	(14,205)
Total Operating Expenses	(3,027,024)	288,527	(2,738,497)

Other Non-Operating Income (Loss)
Other Income	345,997	(5,792)	340,205
Interest Expense	(72,076)	1,427	(70,649)
Foreign Exchange Transaction Gain	(55,221)	-	(55,221)
Loss on Equity method Investment - Related Party	(20,149)	13,915	(6,234)
Unrealized Loss on Convertible Note Receivable - Related Party	(379,887)	-	(379,887)
Total Other Non-Operating Loss	(181,336)	9,550	(171,786)

Net Loss Before Income Taxes	(2,606,504)	(55,658)	(2,662,162)

Income Tax Expense	-	-	-

Net Loss	(2,606,504)	(55,658)	(2,662,162)

Net Loss Attributable to Non-Controlling Interest	(15,773)	(6,936)	(22,709)

Net Loss Attributable to Common Stockholders	$(2,590,731)	$(48,722)	$(2,639,453)

Net Loss	$(2,606,504)	$(55,658)	$(2,662,162)
Other Comprehensive Loss
Foreign Currency Translation Adjustment	(219,898)	-	(219,898)
Total Comprehensive Loss	(2,826,402)	(55,658)	(2,882,060)

Less Comprehensive Loss Attributable to Non-controlling Interests	(15,861)	-	(15,861)
Total Comprehensive Loss Attributable to Common Shareholders	(2,810,541)	(55,658)	(2,866,199)

Net Loss Per Share - Basic and Diluted	$(0.72)	$-	$(0.73)

Weighted Average Common Shares Outstanding - Basic and Diluted *	3,595,124	-	3,595,124

*The numbers of weighted average outstanding common stock - basic and diluted were adjusted retrospectively to reflect the 5-for-1 reverse stock split on February 24, 2025

HWH International Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined

Statements of Operations and Other Comprehensive Income

For the Six Months Ended June 30, 2025

		Pro Forma
	HWH	Adjustments
	International Inc.	For Sale of
	(Historical)	Alset F&B One	Pro Forma

Revenue	605,588	(226,184)	379,404

Cost of Revenue	(309,104)	45,493	(263,611)

Gross Profit	296,484	(180,691)	115,793

Operating Expenses:
General and administrative expenses	(1,152,923)	143,183	(1,009,740)
Impairment loss on goodwill	(77,480)	-	(77,480)
Total Operating Expenses	(1,230,403)	143,183	(1,087,220)

Other Non-Operating Income
Other Expense	(14,059)	-	(14,059)
Interest Expense	(79,655)	2,308	(77,347)
Foreign Exchange Transaction Gain	307,691	-	307,691
Gain on Disposal of Securities Investment	419	-	419
Unrealized Gain on Securities Investment	873	-	873
Gain on Equity Method Investment - Related Party	-	7,040	7,040
Gain on Disposal of Subsidiaries	383,667	-	383,667
Unrealized Loss on Convertible Note Receivable - Related Party	(33,064)	-	(33,064)
Total Other Non-Operating Income	565,872	9,348	575,220

Net Loss Before Income Taxes	(368,047)	(28,160)	(396,207)

Income Tax Expense	(42,948)	-	(42,948)

Net Loss	(410,995)	(28,160)	(439,155)

Net Loss Attributable to Non-Controlling Interest	(16,384)	(4,314)	(20,698)

Net Loss Attributable to Common Stockholders	$(394,611)	$(23,846)	$(418,457)

Net Loss	$(410,995)	$(28,160)	$(439,155)
Other Comprehensive Loss
Foreign Currency Translation Adjustment	(554,011)	-	(554,011)
Total Comprehensive Loss	(965,006)	(28,160)	(993,166)

Less Comprehensive Loss Attributable to Non-controlling Interests	(16,793)	-	(16,793)
Total Comprehensive Loss Attributable to Common Shareholders	(948,213)	(28,160)	(976,373)

Net Loss Per Share - Basic and Diluted	$(0.06)	$-	$(0.06)

Weighted Average Common Shares Outstanding - Basic and Diluted *	6,446,503	-	6,446,503

*The numbers of weighted average outstanding common stock - basic and diluted were adjusted retrospectively to reflect the 5-for-1 reverse stock split on February 24, 2025